EXHIBIT 21
                           PRIDE INTERNATIONAL, INC.
                                 SUBSIDIARIES
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                                                    JURISDICTION OF
     COMPANY                                        INCORPORATION OR
                                                      ORGANIZATION

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PRIDE INTERNATIONAL, INC.                               Louisiana

Petroleum Supply Company                                Texas

Pride Offshore, Inc.                                    Delaware

Mexico Drilling Limited, LLC                            Delaware

Ranger Well Service                                    Texas

Ranger Corporation                                      Delaware

Pride International Holdings, Inc.                      Delaware

Pride International Services, Inc.                      Delaware

Pride International Management Company                  Delaware

Pride International Ltd.                                British Virgin Islands

Pride South America Ltd.                                British Virgin Islands

Pride International, C.A.                               Venezuela

Pride Cyprus Ltd.                                       Cyprus

Pride Limassol Ltd.                                     Cyprus

Pride International JSC                                 Russia

Pride International, S.A.                               Argentina

Larcom Insurance Ltd.                                   Bermuda

Pride Drilling, C.A.                                    Venezuela

Pride Peru S.A.                                         Peru

Ingeser de Colombia, S.A.                               British Virgin Islands

Marlin Columbia Drilling Co., Inc.                      British Virgin Islands

                                                                           *1*
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                                                    JURISDICTION OF
     COMPANY                                        INCORPORATION OR
                                                      ORGANIZATION

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Pride Global Ltd.                                       British Virgin Islands

SE Pacific Drilling Ltd.                                British Virgin Islands

Westville Management Corporation                        British Virgin Islands

Utah Drilling Limited                                   British Virgin Islands

Pride International Personnel, Ltd.                     British Virgin Islands

Pride U.S. Personnel, Ltd.                              British Virgin Islands

Pride-Forasol-Foramer Ltd.                              British Virgin Islands

Dupont Maritime Ltd.                                    British Virgin Islands

Durand Maritime Ltd.                                    British Virgin Islands

Pride de Venezuela, C.A.                                Venezuela

Martin Maritime Limited                                 Bahamas

Andre Maritime Ltd.                                     Bahamas

Sonamer Limited                                         Bahamas

Pride-Forasol, S.A.                                     France

Forinter Ltd.                                           Jersey

Pride-Foramer S.A.                                      France

Al Jazirah Sharikat Corporation                         Liberia

Basafojagu (HS) Inc.                                    Liberia

Caland Boren B.V.                                       The Netherlands

Compagnie Monegasque De Services Comoser s.a.m.         Monaco

Dayana Finance S.A.                                     Panama

Drilling Labor Services PTE Ltd.                        Singapore


                                                                           *2*
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                                                    JURISDICTION OF
     COMPANY                                        INCORPORATION OR
                                                      ORGANIZATION

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Dundee Corp.                                            Panama

Foracasp                                                CEI

Foradel SDN B.H.D.                                      Malaysia

Forasub, B.V.                                           The Netherlands

Forafels Inc.                                           Panama

Forarom SRI                                             Romania

Forasol Drilling (West Africa) Ltd.                     Abuja

Forasol Arabia Limited                                  Saudi Arabia

C.A. Foravep                                            Venezuela

Hispano Americana de Petroleos S.A. HAPSA               Argentina

Horwell S.A.                                            France

Internationale de Travaux et de Materiel (I.T.M.)       France

National Drilling & Services Co., L.L.C.                Oman

S.B.M. France                                           France

Societe Maritime De Services SOMASER                    France

Dupont Martime Ltd.                                     Liberia

Inter-Drill Limited Bahamas                             Bahamas

Gisor Limited                                           U.K.

Foramac Drilling Limited                                U.K.

Pride International Bolivia Ltda.                       Argentina

Amethyst Financial Company Ltd.                         British Virgin Islands

Petrodrill Two Limited                                  British Virgin Islands

                                                                           *3*
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                                                    JURISDICTION OF
     COMPANY                                        INCORPORATION OR
                                                      ORGANIZATION

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Petrodrill Three Limited                                British Virgin Islands

Petrodrill Four Limited                                 British Virgin Islands

Petrodrill Five Limited                                 British Virgin Islands

Petrodrill Six Limited                                  British Virgin Islands

Petrodrill Seven Limited                                British Virgin Islands

Pride Amethyst Ltd.                                     British Virgin Islands

Petrodrill Two, Inc.                                    Bahamas

Petrodrill Three, Inc.                                  Bahamas

Techdrill Inc.                                          Bahamas

Drillpetro Inc.                                         Bahamas

Formaritima Ltd.                                        British Virgin Islands

Petrodrill Offshore Inc.                                Bahamas

Petrodrill Engineering N.V.                             The Netherlands

BiGem Holdings N.V.                                     The Netherlands

Compania Boliviana de Perforacion S.A.M.                Bolivia


                                                                           *4*